SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                December 31, 2003
                                -----------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
                              ---------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     01-13612                  02-0398678
        --------                     --------                  ----------
(State or other jurisdiction of     (Commission              (I.R.S. Employer
      incorporation)                File Number)             Identification No.)

                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
                           --------------------------
                    (Address of principal executive offices)

                                  609-584-3000
                                  ------------
              (Registrant's telephone number, including area code)

                                       N/A
                         ------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

      On December 31, 2003, Congoleum Corporation (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions with the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code. The Debtors will continue to manage their properties and operate their business as "debtors-in-possession" in accordance with the applicable provisions of the Bankruptcy Code.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On January 9, 2004, the Company issued a press release announcing that the Bankruptcy Court issued an interim financing order approving the Company's debtor-in-possession financing to be provided by Congress Financial Corporation (the "Lender"). The court also authorized Congoleum to pay its suppliers in the ordinary course of business for amounts owed on account of goods and services supplied prior to the bankruptcy filing.

      The debtor-in-possession financing consists of a $30 million revolving credit facility with advances permitted as determined by formulas against inventory and receivables. Advances will bear interest at a floating rate of three-quarters of a percent over prime. Terms of the facility are substantially similar to those of the revolving credit facility the Company had with the Lender prior to the bankruptcy filing.

      A copy of the press release is attached as Exhibit 99.1 hereto, and a copy of the court order is attached as Exhibit 99.2 hereto.

ITEM 7. EXHIBITS

(c) Exhibits.

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 Exhibit No.                         Description
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    99.1       Press Release dated January 9, 2004.
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    99.2       Interim Court Order dated January 7, 2004.
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ITEM 9. REGULATION FD DISCLOSURE.

      On January 2, 2004, the Debtors filed with the Bankruptcy Court a motion (the "Motion") for interim and final orders, among other things, (1) authorizing the use of cash collateral, (2) authorizing Debtors to obtain interim post-petition financing, (3) granting senior liens and priority administrative expense status, (4) modifying the automatic stay, and (5) authorizing Debtors to enter into agreements with Congress Financial Corporation (the "Lender").

      Among the materials filed with the Motion was financial information prepared by the Company pursuant to the request of the Lender setting forth the Debtor's actual results through September 30, 2003, and projected results through December 31, 2004 (the "Financial Information").

      Pursuant to Regulation FD, the Company is furnishing the Financial Information as Exhibit A to the Ratification and Amendment Agreement included in
Exhibit 99.2 hereto, which Financial Information is incorporated by reference herein. The Company cautions that the Financial Information furnished with this Report is based upon numerous assumptions, including the timely confirmation of the proposed plan of reorganization; the Company's ability to control costs and expenses, growth in the economy, generally, and in the Company's markets, in particular; and other risks, uncertainties and assumptions, some of which may not be in the control of the Company, discussed in the Company's annual report on Form 10-K for the year ended December 31, 2002, its quarterly report on Form 10-Q for the quarter ended September 30, 2003, and its other periodic and current filings made with the Securities and Exchange Commission from time to time. The Financial Information has not been reviewed by independent accountants and was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company or other Debtor, or any other affiliate of the Company. In addition, the Financial Information may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Congoleum's expectations, as of the date of this release, of future events, and Congoleum undertakes no obligation to update any of these forward looking statements. Although Congoleum believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and experience, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements.

Limitation on Incorporation by Reference

      In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any of such information.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2004                          Congoleum Corporation


                                               By: /s/ Howard N. Feist III
                                                   --------------------------
                                               Name:  Howard N. Feist III
                                               Title: Chief Financial Officer

                                  EXHIBIT INDEX

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  Exhibit No.                          Description
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      99.1       Press Release dated January 9, 2004.
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      99.2       Interim Court Order dated January 7, 2004.
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